FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D.C. 20549





                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 2, 1995




                         ROSE'S STORES, INC.
       (Exact name of registrant as specified in its charter)


                              Delaware
           (State or other jurisdiction of incorporation)


0-631                                                      56-0382475
(Commission File Number)            (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                       27536
(Address of principal executive offices)                   (Zip Code)


                           (919) 430-2600
        (Registrant's telephone number, including area code)

Item 5: OTHER EVENTS

     Beginning June 9, 1995, the Company distributed to its banks and other lenders, principal trade vendors and factors summaries of its financial plan (referred to herein as the "Plan") for the year ending January 27, 1996 (fiscal
1995). Beginning October 6, 1995, the Company will distribute to its principal trade vendors and factors revisions to the Plan (the Plan, as so revised, is referred to herein as the "Revised Plan") for fiscal 1995. The Revised Plan is attached hereto as Exhibit 20 and is incorporated by reference herein.

    The Revised Plan reflects the actual results through August, 1995 and, beginning with April 28, 1995, reflects the application of the provisions of the American Institute of Certified Public Accountant's Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"). For further discussion of the effect of the application of SOP 90-7 (sometimes called "Fresh Start Accounting"), see the Company's Quarter-ly Report on Form 10-Q/A for the quarter ended April 29, 1995. As a result of the application of Fresh Start Accounting the results of operations and changes in cash flows commencing May 1995 and the balance sheets beginning with April 1995 are not comparable to the financial information for prior periods.

    The Revised Plan is being reported publicly solely because it is being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. The Revised Plan should not be relied upon for any other purpose and should be read in con-junction with the Company's Quarterly Report on Form 10-Q for the quarter ended April 29, 1995 and Quarterly Report on Form 10-Q for the quarter ended July 29, 1995. Although the Company is publicly reporting the Plan and its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obli-gated to update the Revised Plan to reflect subsequent events or developments.

    The Revised Plan was not prepared with a view toward compliance with guide-lines established by the American Institute of Certified Public Accountants and may not comply with the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, the Revised Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Revised Plan.

    The Company and its bank group have agreed to amend the EBITDA covenants for the remainder of fiscal 1995 in the Company's $125,000,000 Working Capital Facility (the "Facility"). Prior to the amendment, the Facility included one quarter/two quarter EBITDA tests for the end of October 1995 and the end of January 1996. These have been replaced by the following year-to-date EBITDA covenants:

           Year-to-date through               EBITDA must be not
           the last day of:                   not less than:

             October 1995                        $  2,800,000
             November 1995                          9,500,000
             December 1995                         20,700,000
             January 1996                          12,000,000



Item 7: PROJECTIONS, FINANCIAL STATEMENTS

            Exhibit 20    Fiscal 1995 Summary Revised Financial Plan

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


                                  ROSE'S STORES, INC.



Date: October 6, 1995             By:/s/ Jeanette R. Peters
                                     Jeanette R. Peters
                                     Senior Vice President
                                     Chief Financial Officer

Exhibit 20
Page 1 of 6

ROSE'S STORES, INC.
                                  1995 ACTUAL SPRING INCOME STATEMENTS
                                  Condensed Management Format
-----------------------------------------------------------------------------------------
(Amounts in 000's)                                 | Note (1)
                       ACTUAL     ACTUAL   ACTUAL  | ACTUAL    ACTUAL    ACTUAL
                         FEB        MAR      APR   |   MAY      JUNE      JULY     SPRING
                       ----------------------------|-------------------------------------
Gross Sales             52,373    49,793   57,242  | 67,905    50,550    50,032   327,895
Less: Leased Sales       1,510     1,648    1,959  |  2,310     1,798     1,656    10,881
                        -----------------------------------------------------------------
Net Sales               50,863    48,145   55,283  | 65,595    48,752    48,376   317,014
                                                   |
FIFO Gross Margin       12,142    11,069   13,877  | 15,890    12,500    11,863    77,341
   % TO SALES            23.87%    22.99%   25.10% |  24.22%    25.64%    24.52%    24.40%
                                                   |
Leased Dept Income         366       348      400  |    475       353       350     2,292
SG&A                    12,236    11,395   11,855  | 15,364    12,609    12,623    76,082
-----------------------------------------------------------------------------------------
EBITDA - PRE-LIFO          272        22    2,422  |  1,001       244      (410)    3,551
-----------------------------------------------------------------------------------------

Depreciation &                                     |
  Amortization             621       605      586  |   (265)     (264)     (262)    1,021
Interest Expense           280       212      234  |    604       542       572     2,444
LIFO Expense (Benefit)    (131)     (108)    (125) |     50       (50)        0      (364)
Reorganization Cost        967     1,050  (71,661) |      0         0         0   (69,644)
Non-cash Income Tax                                |
  Expense (Benefit)          0         0        0  |    233         6      (239)        0
                                                   |
-----------------------------------------------------------------------------------------
NET INCOME (LOSS)       (1,465)   (1,737)   73,388 |    379        10      (481)   70,094
-----------------------------------------------------------------------------------------


                             Note (1):  The Company adopted Fresh Start accounting
                                        effective April 28, 1995 as described in the
                                        Company's Quarterly Report on Form 10-Q/A for
                                        quarter ended April 29, 1995.  Accordingly, the
                                        income statements commencing May 1995 are not
                                        comparable to prior periods.

Exhibit 20
Page 2 of 6

ROSE'S STORES, INC.
                              1995 ACTUAL AND PROJECTED FALL INCOME STATEMENTS
                              Condensed Management Format
-------------------------------------------------------------------------------------------
(Amounts in 000's)
                     ACTUAL     PROJ      PROJ      PROJ      PROJ      PROJ
                      AUG       SEPT      OCT       NOV       DEC       JAN     FALL     ANNUAL
                     ---------------------------------------------------------------------------
Gross Sales          64,659    47,756    50,650    86,894    98,629    37,420  386,008  713,903
Less: Leased Sales    2,085     1,481     1,746     2,738     2,643       896   11,589   22,470
                     ---------------------------------------------------------------------------
Net Sales            62,574    46,275    48,904    84,156    95,986    36,524  374,419  691,433

FIFO Gross Margin    13,712    12,155    12,538    22,377    24,636     3,317   88,735  166,076
   % TO SALES         21.91%    26.27%    25.64%    26.59%    25.67%     9.08%   23.70%   24.02%

Leased Dept Income      452       334       354       608       691       261    2,700    4,992
SG&A                 14,470    12,594    12,335    15,865    13,345    12,531   81,140  157,222
------------------------------------------------------------------------------------------------
EBITDA - PRE-LIFO      (306)     (105)      557     7,120    11,982    (8,953)  10,295   13,846
------------------------------------------------------------------------------------------------

Depreciation &
  Amortization         (261)     (244)     (229)     (324)     (314)     (304)  (1,676)    (655)
Interest Expense        702       663       742       878       442       325    3,752    6,196
LIFO Expense (Benefit)    0         0         0         0         0         0        0     (364)
Reorganization Cost       0         0         0         0         0         0        0  (69,644)
Non-cash Income Tax
  Expense (Benefit)       0         0         0     1,994     4,504    (3,410)   3,088    3,088
------------------------------------------------------------------------------------------------
NET INCOME (LOSS)      (747)     (524)       44     4,572     7,350    (5,564)   5,131   75,225
------------------------------------------------------------------------------------------------

Exhibit 20
Page 3 of 6

ROSE'S STORES, INC.
                                           1995 ACTUAL SPRING BALANCE SHEETS
                                           Condensed Management Format
-------------------------------------------------------------------------------------------
(Amounts in 000's)                               |  Note (1)
                               ACTUAL    ACTUAL  |  ACTUAL    ACTUAL    ACTUAL    ACTUAL
                                 FEB       MAR   |    APR       MAY       JUNE      JULY
                               ------------------|-----------------------------------------
 ASSETS                                          |
CASH                               629       625 |      622       639       646       641
INVENTORIES                    134,891   148,152 |  185,129   186,209   181,842   178,551
OTHER CURRENT ASSETS            23,719    26,750 |   17,451    16,984    14,974    17,307
                               ----------------------------------------------------------
 TOTAL CURRENT ASSETS          159,239   175,527 |  203,202   203,832   197,462   196,499
                                                 |
NET PROPERTY                    34,216    33,072 |        0       273       678     1,566
                                                 |
LONG TERM ASSETS                 3,428     3,257 |        0         0         0         0
                                                 |
TOTAL ASSETS                   196,883   211,856 |  203,202   204,105   198,140   198,065
                               ==========================================================
 LIABILITIES & EQUITY                            |
ACCOUNTS PAYABLE                31,023    35,249 |   37,642    29,750    25,598    26,717
SHORT TERM DEBT                  9,125    21,100 |   58,654    67,639    70,947    72,094
OTHER CURRENT LIABILITIES       28,261    26,095 |   32,790    32,311    27,510    26,223
                               ----------------------------------------------------------
 TOTAL CURRENT LIABILITIES      68,409    82,444 |  129,086   129,700   124,055   125,034
                                                 |
PRE-PETITION CLAIMS            156,525   159,286 |        0         0         0         0
                                                 |
EXCESS OF ASSETS OVER VALUE          0         0 |   32,021    31,755    31,488    31,221
                                                 |
OTHER LIABILITIES                6,674     6,655 |    5,614     5,614     5,601     5,590
DEFERRED INCOME                  1,926     1,859 |    1,481     1,424     1,368     1,312
                                                 |
STOCKHOLDERS' EQUITY           (36,651)  (38,388)|   35,000    35,612    35,628    34,908
                                                 |
TOTAL DEBT & EQUITY            196,883   211,856 |  203,202   204,105   198,140   198,065
                               ==========================================================

                                   Note (1):  The Company adopted Fresh Start accounting
                                              effective April 28, 1995 as described in the
                                              Company's Quarterly Report on Form 10-Q/A for
                                              the quarter ended April 29, 1995.  Accordingly,
                                              the balance sheets beginning with April 1995
                                              are not comparable to prior periods.

Exhibit 20
Page 4 of 6

ROSE'S STORES, INC.
                                          1995 ACTUAL AND PROJECTED FALL BALANCE SHEETS
                                          Condensed Management Format
----------------------------------------------------------------------------------------
(Amounts in 000's)
                               ACTUAL      PROJ      PROJ      PROJ      PROJ      PROJ
                                 AUG       SEPT      OCT       NOV       DEC       JAN
                               ---------------------------------------------------------
  ASSETS
CASH                               654       650       650     3,000     3,000       700
INVENTORIES                    178,992   189,424   200,705   194,897   158,514   158,022
OTHER CURRENT ASSETS            16,668    20,766    23,864    22,575    12,228    13,502
                               ---------------------------------------------------------
  TOTAL CURRENT ASSETS         196,314   210,840   225,219   220,472   173,742   172,224

NET PROPERTY                     2,368     3,246     4,109     4,662     5,205     5,738

LONG TERM ASSETS                     0         0         0         0         0         0

TOTAL ASSETS                   198,682   214,086   229,328   225,134   178,947   177,962
                               =========================================================
  LIABILITIES & EQUITY
ACCOUNTS PAYABLE                25,948    30,362    35,059    37,609    29,985    20,847
SHORT TERM DEBT                 77,744    87,465    87,298    76,995    26,836    44,969
OTHER CURRENT LIABILITIES       23,036    25,091    24,221    21,581    21,690    21,251
                               ---------------------------------------------------------
  TOTAL CURRENT LIABILITIES    126,728   142,918   146,578   136,185    78,511    87,067

PRE-PETITION CLAIMS                  0         0         0         0         0         0

EXCESS OF ASSETS OVER VALUE     30,954    30,688    42,422    42,051    41,680    41,309

OTHER LIABILITIES                5,584     5,655     5,526     5,597     5,668     5,539
DEFERRED INCOME                  1,255     1,188     1,121     1,054       987       920

STOCKHOLDERS' EQUITY            34,161    33,637    33,681    40,247    52,101    43,127

TOTAL DEBT & EQUITY            198,682   214,086   229,328   225,134   178,947   177,962
                               =========================================================

Exhibit 20
Page 5 of 6

ROSE'S STORES, INC.
                                          1995 ACTUAL SPRING CHANGES IN CASH
                                          Condensed Management Format
----------------------------------------------------------------------------------------------
(Amounts in 000's)                                          | Note (1)
                                ACTUAL     ACTUAL    ACTUAL |  ACTUAL    ACTUAL    ACTUAL
                                 FEB        MAR       APR   |   MAY       JUNE      JULY   SPRING
                                ----------------------------|-------------------------------------
Net earnings (loss)              (1,465)   (1,737)   73,388 |     379       10      (481)  70,094
Non-cash income tax                                         |
  expense (benefit)                   0         0         0 |     233        6      (239)     0
Non-cash fresh-start                                        |
  adjustments                         0         0   (73,491)|       0        0         0  (73,491)
Other                               489       497       461 |    (215)    (314)     (263)     655
                                ----------------------------|-------------------------------------
CASH PROV.(USED) BY OPERATIONS                              |
BEFORE ASSET/LIABILITY CHG         (976)   (1,240)      358 |     397      (298)     (983) (2,742)
                                                            |
(Inc.) dec. in  Inventories     (15,193)  (13,153)  (11,945)|  (1,130)    4,417     3,291 (33,713)
Inc. (dec.) in AP                 7,631     4,226     2,504 |  (7,892)   (4,152)    1,119   3,436
All other                        (2,650)   (2,691)   (2,353)|    (258)    2,049    (4,608)(10,511)
                                ----------------------------|-------------------------------------
CASH PROV. (USED) BY                                        |
  OPERATIONS                    (11,188)  (12,858)  (11,436)|  (8,883)    2,016    (1,181)(43,530)
                                                            |
INVESTING ACTIVITIES               (146)      (67)     (292)|    (274)     (408)     (892) (2,079)
                                                            |
FINANCING ACTIVITIES                                        |
Proceeds (payments)                                         |
  pre-petition claims                51       (11)  (28,056)|    (875)     (139)     (358)(29,388)
Proceeds (payments) of                                      |
  short-term debt                 8,525    11,975    37,554 |   8,985     3,308     1,147  71,494
Capital Lease payments             (109)      (94)      (78)|     (51)      (49)      (63)   (444)
Other                             2,146     1,051     2,305 |   1,115    (4,721)    1,342   3,238
                                ----------------------------|------------------------------------
CASH PROV.(USED) BY FINANCE      10,613    12,921    11,725 |   9,174    (1,601)    2,068  44,900
                                                            |
(DEC.) INC. IN CASH                (721)       (4)       (3)|      17         7        (5)  (709)
                                ============================|====================================

                              Note (1):   The Company adopted Fresh Start accounting effective
                                          April 28, 1995 as described in the Company's Quarterly
                                          Report on Form 10-Q/A for quarter ended April 29,
                                          1995.  Accordingly, the change in cash flows beginning
                                          with May 1995 are not comparable to prior periods.

Exhibit 20
Page 6 of 6

ROSE'S STORES, INC.
                                          1995 ACTUAL AND PROJECTED FALL CHANGES IN CASH
                                          Condensed Management Format
---------------------------------------------------------------------------------------------
(Amounts in 000's)
                             ACTUAL    PROJ      PROJ    PROJ      PROJ      PROJ
                              AUG      SEPT      OCT     NOV       DEC       JAN    FALL  ANNUAL
                           ----------------------------------------------------------------------
Net earnings (loss)          (747)    (524)       44    4,572     7,350    (5,564)  5,131  75,225
Non-cash income tax
  expense (benefit)             0        0         0    1,994     4,504    (3,410)  3,088   3,088
Non-cash fresh-start
  adjustments                   0        0         0        0         0         0       0 (73,491)
Other                        (262)    (244)     (229)    (324)     (314)     (304) (1,677) (1,022)
                           -----------------------------------------------------------------------
CASH PROV.(USED) BY
  OPERATIONS BEFORE
  ASSET/LIABILITY CHG      (1,009)    (768)     (185)   6,242    11,540    (9,278)  6,542   3,800

(Inc.) dec. in Inventories   (441) (10,432)  (11,281)   5,808    36,383       492  20,529 (13,184)
Inc. (dec.) in AP            (769)   4,414     4,697    2,550    (7,624)   (9,138) (5,870) (2,434)
All other                  (1,617)  (2,137)   (4,051)   1,747    10,561    (1,837)  2,666  (7,845)
                           -----------------------------------------------------------------------
CASH PROV. (USED) BY
  OPERATIONS               (3,836)  (8,923)  (10,820)  16,347    50,860   (19,761) 23,867 (19,663)

INVESTING ACTIVITIES         (807)    (800)     (800)    (500)     (500)     (507) (3,914) (5,993)

FINANCING ACTIVITIES
Proceeds (payments)
  pre-petition claims        (122)    (313)     (180)    (160)     (166)     (129) (1,070)(30,458)
Proceeds (payments)
  of short-term debt        5,650    9,721      (167) (10,303)  (50,159)   18,133 (27,125) 44,369
Capital lease payments        (31)     (32)      (33)     (34)      (35)      (36)   (201)   (645)
Other                        (841)     343    12,000   (3,000)        0         0   8,502  11,740
                           -----------------------------------------------------------------------
CASH PROV.(USED) BY
  FINANCE                   4,656    9,719    11,620  (13,497)  (50,360)   17,968 (19,894) 25,006

(DEC.) INC. IN CASH            13       (4)        0    2,350         0    (2,300)     59    (650)
                           ======================================================================